Exhibit 99.1

NETGEAR Receives Conditional Approval from the FCC for Consumer Routers

What This Means for You and Your Home

To our Valued Customers:

We’re pleased to share that NETGEAR is the first retail consumer router company to receive conditional approval from the Federal Communications Commission (FCC) as a trusted consumer router company. We hope this recognition gives you added peace of mind — knowing that the network powering your home meets rigorous standards.

For context, in March 2026, the FCC called for stronger safety and security standards for consumer routers based upon a risk assessment issued by the federal government.

This aligns with our security-first approach, and we believe the steps the FCC are taking will help ensure the security of your digital front door and home networking products.

As a U.S. founded and headquartered company, NETGEAR is aligned with the vision for a more secure digital future for our customers. For the last thirty years, we have been, and continue to be, committed to leading the consumer router category for the United States and setting the bar for quality, performance, innovation and security.

Your trust means everything to us, and we remain committed to delivering the excellence that your home network deserves.

More information

To learn more about what this approval means – and how we are continuing to take proactive steps to help people upgrade safely and connect with confidence, we invite you to visit our FAQ page. To see our latest products and solutions, please visit NETGEAR product and solutions overview.

Thank you for trusting NETGEAR.

Sincerely,

CJ Prober, NETGEAR CEO

Impact & Compliance

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Does this FCC ruling affect my current NETGEAR router?
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The ruling will not affect your current NETGEAR router. Because NETGEAR has achieved approval status, we are not subject to the current March 1, 2027 deadline to cease software updates.
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The ruling also does not affect NETGEAR products currently available for purchase or those launching in the future. We hope this gives you added peace of mind when making decisions about your next NETGEAR purchase.

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Which NETGEAR products are approved and which aren’t?
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All NETGEAR products currently in use and/or available for sale are approved, including but not limited to all NETGEAR Orbi and Nighthawk product lines.

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Will I need to replace/upgrade my router because of this announcement?
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This ruling will not affect your current NETGEAR router, and you will not need to replace your NETGEAR router because of this announcement or the new FCC regulatory framework.
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Unrelated to this rulemaking, we recommend consumers replace any End of Service router—from any manufacturer—that is no longer receiving regular software updates. For more information, see: Is Your Digital Front Door Protected? - NETGEAR.
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If you have a NETGEAR consumer router currently, please check our End of Service page NETGEAR End of Service | NETGEAR to know if your NETGEAR router has hit End of Service. Note that if you have a NETGEAR router that is currently receiving software updates, you will receive email notices in advance before your router hits End of Service to help you make the right decision for you in terms of when to replace.

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What does “conditional approval” mean for me?
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If you have a NETGEAR router, the FCC has designated it as trusted and safe to use. We hope this gives you greater confidence and peace of mind.

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Are NETGEAR products fully compliant with the new FCC requirements?
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Yes.

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Could this approval status change in the future?
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We have been designated as a trusted provider of consumer routers for Americans by the US government, and we have no reason to believe that will change. The industry as a whole is in the very early stages of navigating and understanding these regulatory changes and their impact, and we will share updates as new information becomes available.

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Who else has received approval?
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Please visit the FCC website to see the latest updates.

Purchasing & Availability

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Can I still buy NETGEAR routers without any restrictions?
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Yes.

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Are certain NETGEAR models affected more than others?
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No. All are approved.

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What does this mean for future NETGEAR routers? Will they be protected?
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Yes, all NETGEAR routers, current and future, will be protected as long as we maintain our conditional approval.

Security & Risk

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How do I know if my device is safe?
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If you have a NETGEAR router, the FCC has designated it as safe per its recent rulemaking.
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But regardless of the brand of your router, take a look at and make note of its make and model. Then go to the manufacturer’s website to determine:
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Is it still receiving firmware and security updates? You can usually find this information on the manufacturer’s “End of Service” website where they list the makes and models of routers no longer receiving updates.
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Does it support WPA3 encryption and automatic updates? The manufacturer’s website should be able to tell you that too.
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If the answer to either of the above questions is no, NETGEAR recommends considering replacing your network hardware with a model that meets the two criteria listed above from a brand you trust.
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Once you have your new router or mesh system, here are a few other simple things you can do to help connect with confidence:
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Enable automatic updates to seamlessly receive the latest security and other updates hassle-free;
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Turn on two-factor authentication; and
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Consider additional protections (like NETGEAR Armor) that will provide even further peace of mind.

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For more information, see our blog post: Is Your Digital Front Door Protected? - NETGEAR.

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How does NETGEAR protect against these threats differently from others?
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NETGEAR takes a layered approach to security features. In addition to fundamentally essential features: WPA3 encryption, a smart firewall and the option to enable automatic firmware updates, NETGEAR goes further. Our routers and mesh systems also include Advanced Router Protection (ARP), a built-in security layer that helps identify and block certain high-risk known and emerging threats before software even exists to patch them.
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For more information, see our blog post: Is Your Digital Front Door Protected? - NETGEAR.

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Should I be concerned about routers from other brands?
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Cyber risks evolve every day, and older routers can’t always keep pace. Even if your connection feels fast, your network could be silently vulnerable. NETGEAR recommends visiting the manufacturer’s website for your router for the most up-to-date security updates and information.
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For more information, see our blog post: Is Your Digital Front Door Protected? - NETGEAR.

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Are my devices outside of the US safe?
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This specific FCC action only applies to consumer routers sold in the United States, but please rest assured that NETGEAR routers all meet the same rigorous standards of performance, innovation and security globally.

Supply Chain & Manufacturing

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Where are NETGEAR products made today? Don’t you manufacture overseas? How does your current supply chain protect security?
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We currently manufacture our consumer router products in Indonesia, Vietnam and Thailand, nations that are considered allies by the US Government.
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As a precaution, we no longer procure internet-connected components from manufacturers in China, or entities owned or controlled by China (or any other country deemed to be a foreign adversary).
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In addition, all software for NETGEAR consumer routers is developed and maintained outside of, and not by entities owned or controlled by, foreign adversaries, including China.
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We have long been, and remain, certified under the stringent US Customs-trade Partnership Against Terrorism (CTPAT) program to partner with US customs and security personnel to help ensure the integrity and security of our entire supply chain, from procurement of components all the way until our products arrive on US soil.
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For more information, see our blog post: Is Your Digital Front Door Protected? - NETGEAR.

Data Privacy

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What data does NETGEAR collect from me or my network?
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We don’t sell/monetize data. The minimal data elements we do collect relate to the performance and security of your equipment as well as optimization of your customer experience end-to-end—which, for the record, does not include network web browsing activity. See our privacy policy NETGEAR Privacy Policy | NETGEAR for more information.

Technical & Product

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Do I need to update my firmware or settings to stay compliant or secure?
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This ruling will not affect your current NETGEAR router, and you will not need to replace your NETGEAR router because of this announcement or the new FCC regulatory framework.
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However, evaluate your current router to ensure it's still receiving firmware and security updates. If not, you may need to upgrade your router.
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NETGEAR recommends visiting the manufacturer’s website for your router for the most up-to-date security updates and information.
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We also recommend that you ensure auto-updates are enabled for your current router to get the latest security updates in real time.
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For more information, and more tips for securing your digital front door, see our blog post: Is Your Digital Front Door Protected? - NETGEAR.

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Are newer NETGEAR products more secure than older ones?
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This ruling will not affect your current NETGEAR router, and you will not need to replace your NETGEAR router because of this announcement or the new FCC regulatory framework. However, as a best practice for privacy and security, we encourage you to evaluate your current router to ensure it's still receiving firmware and security updates. If not, you need to upgrade your router.
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For more information, see our blog post Is Your Digital Front Door Protected? - NETGEAR.